UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : November 12, 2019

FOUR CORNERS PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-37538	47-4456296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 1150, Mill Valley, California 94941

(Address of principal executive offices, including zip code)

(415) 965-8030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 12, 2019, Four Corners Property Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated November 12, 2019, to its shelf registration statement on Form S-3 (Registration No. 333-234638), which was filed with the SEC and became effective on November 12, 2019, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Company’s existing “at-the-market” offering, pursuant to which the Company may offer and sell shares of the Company’s common stock from time to time to or through Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC (each, a “Manager” and, collectively, the “Managers”) pursuant to an equity distribution agreement, dated as of March 22, 2019, as amended (the “Equity Distribution Agreement”), among the Company, Four Corners Operating Partnership, LP, the Managers and Bank of America, N.A., Barclays Bank PLC, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, London Branch, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc. and Wells Fargo Bank, National Association (in such capacity, each a “Forward Purchaser” and collectively, the “Forward Purchasers”). The Equity Distribution Agreement contemplates that, in addition to the issuance and sale by the Company of shares of common stock to or through the Agents, the Company may enter into separate forward sale agreements, each with one of the Forward Purchasers. In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Ballard Spahr LLP, regarding certain Maryland law issues regarding its common stock.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
James L. Brat General Counsel and Secretary

Date: November 12, 2019